Subsequent events	12 Months Ended
Dec. 31, 2019
Events After Reporting Period [Abstract]
Subsequent events
Subsequent events
Pivot in shareholder remuneration
On February 24, 2020, Millicom’s Board approved to the Annual General Meeting of the shareholders a share buyback program to repurchase at least $500 million over the next three years.  The current shareholder authorization, which expires on May 5, 2020, allows for the repurchase of up to 5% of the outstanding share capital. In addition, the Board approved to the Annual General Meeting of the shareholders a dividend distribution of $1.00 per share to be paid in 2020.  The Annual General Meeting to vote on these matters is scheduled for May 5, 2020.
On February 25, 2020, Millicom announced a three year $500 million share repurchase plan and on February 28, 2020 it initiated the first phase of this program comprising the purchase of not more than 350,000 shares and not more than a maximum total amount of SEK 107 million (approximately $11 million). The purpose of the repurchase program is to reduce Millicom's share capital, or to use the repurchased shares for meeting obligations arising under Millicom´s employee share based incentive programs. The repurchase program may take place during the period between February 28, 2020 and May 5, 2020. Payment for the shares will be made in cash.
Paraguay bond
On January 28, 2020, Millicom’s wholly-owned subsidiary Telefónica Celular del Paraguay S.A.E ("Telecel"), closed a $250 million re-tap to its senior unsecured notes due 2027, representing an additional issuance of Telecel's outstanding $300 million 5.875% senior notes due 2027 issued on April 5, 2019. The new notes will be treated as a single class with the initial notes, and they were priced at 106.375 for an implied yield to maturity of 4.817%.